                                                                    EXHIBIT 99.2
--------------------------------------------------------------------------------

                                 (FELCOR LOGO)

                        FELCOR LODGING TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                 THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2004

                        Date of Issuance October 27, 2004


  All dollar amounts shown in this report are in U.S. dollars unless otherwise noted. This Supplemental Information is neither an offer to sell nor a solicitation to buy any securities of FelCor. Any offers to sell or solicitations to buy any securities of FelCor shall be made only by means of a prospectus.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2004
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
CORPORATE DATA
           About the Company                                            3
           Board of Directors and Executive Officers                    4
           Equity Research Coverage                                     5

FINANCIAL HIGHLIGHTS
           Supplemental Financial Data                                  6
           Consolidated Statements of Operations                        7
           Discontinued Operations                                      8
           Non-GAAP Financial Measures                                  9
           Reconciliation of Net Loss to EBITDA                        10
           Reconciliation of Net Loss to FFO                           11
           Hotel Operating Profit                                      12
           Hotel Operating Expense Composition                         12
           Debt Summary                                                13

PORTFOLIO DATA
           Portfolio Distribution                                      15
           Detailed Operating Statistics by Brand                      16
           Detailed Operating Statistics for FelCor's Top Markets      17
           Other Performance Statistics                                18
           Hotel Portfolio Information                                 19
           Hotel Portfolio Listing                                     22

This supplement contains registered trademarks owned or licensed by companies other than us, which may include, but are not limited to, Candlewood Suites(R), Courtyard by Marriott(R), Crowne Plaza(R), Disneyland(R), Doubletree(R), Doubletree Guest Suites(R), Embassy Suites Hotels(R), Fairfield Inn(R), Four Points(R) by Sheraton, Hampton Inn(R), Harvey Hotel(R), Harvey Suites(R), Hilton(R), Hilton Grand Vacations Company(R), Hilton Suites(R), Holiday Inn(R), Holiday Inn & Suites(R), Holiday Inn Express(R), Holiday Inn Express & Suites(R), Holiday Inn Select(R), Homewood Suites(R) by Hilton, InterContinental(R), Priority Club(R), Sheraton(R), Sheraton Suites(R), St. Regis(R), Staybridge Suites(R), The Luxury Collection(R), W(R), Walt Disney World(R), Worlds of Fun(R), Westin(R), and Wyndham(R).

With the exception of historical information, the matters discussed in this supplement include "forward looking statements" within the meaning of the federal securities laws. Forward looking statements are not guarantees of future performance. Numerous risks and uncertainties, and the occurrence of future events, may cause actual results to differ materially from those currently anticipated. General economic conditions, including the anticipated continuation of the current economic recovery, the impact of U.S. military involvement in the Middle East and elsewhere, future acts of terrorism, the impact on the travel industry of increased security precautions, the availability of capital, the ability to effect sales of non-strategic hotels at anticipated prices, and numerous other factors may affect future results, performance and achievements. Certain of these risks and uncertainties are described in greater detail in our filings with the Securities and Exchange Commission. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2004
--------------------------------------------------------------------------------

                                 CORPORATE DATA

                                ABOUT THE COMPANY

In 1994, FelCor Lodging Trust Incorporated went public as a real estate investment trust (REIT) with six hotels and a market capitalization of $120 million. At September 30, 2004, FelCor was the nation's second largest lodging REIT and the owner of the largest number of full service, all-suite hotels in the U.S. FelCor's portfolio was comprised of 149 consolidated hotels, including 143 hotels in continuing operations and six hotels that were "held for sale" and included in discontinued operations. For the 143 hotels included in continuing operations, the operating revenues and expenses are reflected in FelCor's consolidated statements of operations because of our ownership of the operating lessees of these hotels. FelCor also owned 50 percent joint venture interests in the operating lessees of four hotels whose operations are accounted for using the equity method. FelCor owned 70 full service, all-suite hotels, and was the largest owner of Embassy Suites Hotels and independently owned Doubletree Guest Suites hotels. FelCor's portfolio also included 70 hotels in the upscale and full service segments. The Company's hotels were located in 32 states and Canada. FelCor had a market capitalization of approximately $3.0 billion at September 30, 2004.

                                    STRATEGY

FelCor's hotels are generally managed by the brand owners such as Hilton Hotels Corporation, InterContinental Hotels Group, and Starwood Hotels & Resorts. FelCor is competitively positioned to deliver superior long-term stockholder returns through its strong management team, diversified upscale and full-service hotels, and strategic brand manager alliances.

                             STOCK AND DEBT RATINGS

                               SENIOR UNSECURED DEBT    PREFERRED STOCK
                               ---------------------    ---------------
           Moody's                    B1                     B3
           Standard & Poors           B-                     CCC

                             STOCK EXCHANGE LISTING
                            Common Stock (NYSE: FCH)
      $1.95 Series A Cumulative Convertible Preferred Stock (NYSE: FCHPRA)
        9% Series B Cumulative Redeemable Preferred Stock (NYSE: FCHPRB)

                                 FISCAL YEAR END
                                   December 31

                               NUMBER OF EMPLOYEES
                                       66

                             CORPORATE HEADQUARTERS
                     545 E. John Carpenter Frwy., Suite 1300
                                Irving, TX 75062
                                 (972) 444-4900

        INVESTOR RELATIONS CONTACT                     MEDIA CONTACT
            Stephen A. Schafer                      Monica L. Hildebrand
   Vice President of Investor Relations       Vice President of Communications
              (972) 444-4912                           (972) 444-4917
           sschafer@felcor.com                    mhildebrand@felcor.com

                               INFORMATION REQUEST
                             information@felcor.com

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2004
--------------------------------------------------------------------------------

                               BOARD OF DIRECTORS

                    Donald J. McNamara, Chairman of the Board
                         Principal, The Hampstead Group

                             Thomas J. Corcoran, Jr.
    President and Chief Executive Officer, FelCor Lodging Trust Incorporated

                             Melinda J. Bush, C.H.A.
             Chairman and Chief Executive Officer, HRW Holdings, LLC

                               Richard S. Ellwood
                      President, R.S. Ellwood and Co., Inc.

                               Richard O. Jacobson
             Chairman of the Board, Jacobson Warehouse Company, Inc.

                            Charles A. Ledsinger, Jr.
       President and Chief Executive Officer, Choice Hotels International

                               Robert H. Lutz, Jr.
                         President, RL Investments, Inc.

                               Robert A. Mathewson
                              President, RGC, Inc.

                                 Michael D. Rose
                     Chairman, Gaylord Entertainment Company

                               EXECUTIVE OFFICERS

         Thomas J. Corcoran, Jr., President and Chief Executive Officer

    Richard A. Smith, Executive Vice President and Chief Financial Officer *

   Michael A. DeNicola, Executive Vice President and Chief Investment Officer

  Lawrence D. Robinson, Executive Vice President, General Counsel and Secretary

        Jack Eslick, Senior Vice President, Director of Asset Management

 Lester C. Johnson, Senior Vice President, Controller and Principal Accounting
                                    Officer

  June C. McCutchen, Senior Vice President, Director of Design and Construction

  Larry J. Mundy, Senior Vice President, Director of Business Initiatives and
                           Assistant General Counsel

              Andrew J. Welch, Senior Vice President and Treasurer

* Employment begins November 15, 2004

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2004
--------------------------------------------------------------------------------

                            EQUITY RESEARCH COVERAGE

FIRM                                 ANALYST                  TELEPHONE
----                                 -------                  ---------
A.G. Edwards & Sons                  Arthur L. Havener        (314) 955-3588

Bear Stearns                         Mark Abramson            (212) 272-4305

Calyon Securities                    Bryan A. Maher           (212) 408-5649

Deutsche Bank                        Marc J. Falcone          (212) 469-7417

Friedman, Billings, Ramsey, & Co.    David Loeb               (703) 469-1289

Green Street Advisors                John Arabia              (949) 640-8780

JPMorgan                             Harry C. Curtis          (212) 622-6610

Legg Mason                           Rod F. Petrik            (410) 454-4131

Merrill Lynch                        David W. Anders          (212) 449-2739

Prudential                           James W. Sullivan        (212) 778-2515

Smith Barney Citigroup               Michael J. Rietbrock     (212) 816-7777

UBS                                  William B. Truelove      (212) 713-3098

Wachovia Securities                  Jeffrey J. Donnelly      (617) 603-4262

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2004
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                           SUPPLEMENTAL FINANCIAL DATA
      (IN THOUSANDS, EXCEPT PER SHARE INFORMATION, RATIOS AND PERCENTAGES)

                                                       SEPTEMBER 30,      DECEMBER 31,
TOTAL ENTERPRISE VALUE                                      2004             2003
----------------------                                      ----             ----
Common shares outstanding                                   59,666            59,120
Units outstanding                                            2,789             3,034
                                                       -----------       -----------
Combined shares and units outstanding                       62,455            62,154
Common stock price at end of period                    $     11.31       $     11.08
                                                       -----------       -----------
Common equity capitalization                           $   706,366       $   688,666
Series A preferred stock                                   309,362           149,512
Series B preferred stock                                   169,395           169,395
Consolidated debt                                        1,828,261         2,037,355
Minority interest share of consolidated debt               (30,600)          (25,153)
Pro rata share of unconsolidated debt(c)                   104,324           106,899
Cash and cash equivalents                                 (154,109)         (231,885)
                                                       -----------       -----------
     Total enterprise value(TEV)                       $ 2,932,999       $ 2,894,789
                                                       ===========       ===========
TEV per room(a)                                        $        75       $        69
Pro rata rooms owned                                        39,034            42,107

DIVIDENDS PER SHARE
Dividends declared (quarter ended):
     Common                                            $        --       $        --
     Series A preferred stock                               0.4875            0.4875
     Series B preferred stock (depository shares)           0.5625            0.5625

SELECTED BALANCE SHEET DATA
Investment in hotels, at cost(b)                       $ 4,126,641       $ 4,234,732
Total cash and cash equivalents                            154,109           231,885
Total assets                                             3,431,191         3,590,893
Total debt                                               1,828,261         2,037,355
Total stockholders' equity                               1,347,167         1,296,272
Total stockholders equity less preferred equity            868,410           977,365
Book value per common share outstanding                      14.55             16.53

(a)      Based on pro rata ownership.

(b) Investment in hotels, at cost, is defined as consolidated hotel book value (after impairment charges but before accumulated depreciation) plus our pro rata share of unconsolidated investment in hotels before accumulated depreciation.

(c) Excludes our pro rata share of debt related to the construction of a residential condominium project in Myrtle Beach, South Carolina, at December 31, 2003. This debt was retired in September 2004.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2004
--------------------------------------------------------------------------------

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                SEPTEMBER 30,                   SEPTEMBER 30,
                                                                -------------                   -------------
                                                             2004            2003            2004            2003
                                                             ----            ----            ----            ----
Revenues:
   Hotel operating revenue:
     Room ..........................................      $ 244,281       $ 231,579       $ 724,974       $ 674,542
     Food and beverage .............................         42,418          38,843         131,510         121,348
     Other operating departments ...................         16,110          14,974          47,889          45,063
   Retail space rental and other revenue ...........          2,166             221           2,590             838
                                                          ---------       ---------       ---------       ---------
           Total revenues ..........................        304,975         285,617         906,963         841,791
                                                          ---------       ---------       ---------       ---------
Expenses:
   Hotel departmental expenses:
     Room ..........................................         66,787          62,142         194,478         174,788
     Food and beverage .............................         34,551          32,258         105,455          96,737
     Other operating departments ...................          7,993           6,893          24,045          20,415
   Other property related costs ....................         88,247          83,245         261,636         241,738
   Management and franchise fees ...................         16,270          15,375          47,490          44,488
   Taxes, insurance and lease expense ..............         29,216          30,905          89,750          90,792
   Corporate expenses ..............................          3,791           3,299          11,569          10,459
   Depreciation ....................................         30,074          31,476          88,445          95,009
                                                          ---------       ---------       ---------       ---------
           Total operating expenses ................        276,929         265,593         822,868         774,426
                                                          ---------       ---------       ---------       ---------
Operating income ...................................         28,046          20,024          84,095          67,365
   Interest expense, net ...........................        (35,348)        (42,303)       (116,210)       (123,150)
   Impairment loss .................................        (28,498)        (53,204)        (28,498)        (53,204)
   Hurricane loss ..................................         (2,125)             --          (2,125)             --
   Charge-off of deferred financing costs ..........         (1,920)             --          (6,094)         (2,834)
   Loss on early extinguishment of debt ............        (10,987)             --         (39,233)             --
   Gain on swap termination ........................             --              --           1,005              --
                                                          ---------       ---------       ---------       ---------
Loss before equity in income from
     unconsolidated entities, minority interests and
     gain on sale of assets ........................        (50,832)        (75,483)       (107,060)       (111,823)
   Equity in income from unconsolidated entities ...         12,019           1,674          15,692           2,252
   Gain (loss) on sale of assets ...................          1,094             (47)          1,094             106
   Minority interests ..............................          2,230           4,587           5,800           7,068
                                                          ---------       ---------       ---------       ---------
Loss from continuing operations ....................        (35,489)        (69,269)        (84,474)       (102,397)
   Discontinued operations .........................         (1,496)        (56,648)         (4,883)        (64,814)
                                                          ---------       ---------       ---------       ---------
Net loss ...........................................        (36,985)       (125,917)        (89,357)       (167,211)
   Preferred dividends .............................         (9,343)         (6,727)        (25,039)        (20,181)
                                                          ---------       ---------       ---------       ---------
Net loss applicable to common stockholders .........      $ (46,328)      $(132,644)      $(114,396)      $(187,392)
                                                          =========       =========       =========       =========
Basic and diluted per common share data:
   Net loss from continuing operations .............      $   (0.76)      $   (1.29)      $   (1.86)      $   (2.09)
                                                          =========       =========       =========       =========
   Net loss ........................................      $   (0.78)      $   (2.26)      $   (1.94)      $   (3.20)
                                                          =========       =========       =========       =========
   Weighted average common shares
          outstanding ..............................         59,075          58,690          58,993          58,609
                                                          =========       =========       =========       =========

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2004
--------------------------------------------------------------------------------

                             DISCONTINUED OPERATIONS
                                 (IN THOUSANDS)

         Included in discontinued operations are the results of operations of the 13 hotels disposed of in the first three quarters of 2004, six hotels designated as held for sale at September 30, 2004, and 16 hotels sold in 2003. Condensed financial information for the hotels included in discontinued operations is as follows:

                                                         THREE MONTHS ENDED                  NINE MONTHS ENDED
                                                           SEPTEMBER 30,                       SEPTEMBER 30,
                                                           -------------                       -------------
                                                        2004             2003             2004             2003
                                                        ----             ----             ----             ----
Hotel operating revenue ........................      $  14,558       $  39,972       $  63,621       $ 119,700
Hotel operating expenses .......................         14,660          40,082          61,431         120,703
                                                      ---------       ---------       ---------       ---------
   Operating income ............................           (102)           (110)          2,190          (1,003)
Direct interest costs, net .....................              7              20              12            (637)
Gain on the early extinguishment of debt .......             --             351              --           1,611
Impairment .....................................         (4,529)        (59,498)         (4,529)        (67,322)
Lease termination expense from asset disposition             --              --          (4,900)             --
Gain (loss) on sale of assets ..................          3,058            (399)          2,116            (882)
Minority interest ..............................             70           2,988             228           3,419
                                                      ---------       ---------       ---------       ---------
   Loss from discontinued operations ...........      $  (1,496)      $ (56,648)      $  (4,883)      $ (64,814)
                                                      =========       =========       =========       =========

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2004
--------------------------------------------------------------------------------

                           NON-GAAP FINANCIAL MEASURES

         Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminish predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance to be helpful in evaluating a real estate company's operations. Funds From Operations ("FFO"), Earnings Before Interest, Taxes, Depreciation, and Amortization ("EBITDA") are not measures and Adjusted EBITDA are not measures of operating performance under generally accepted accounting principles ("GAAP"). However, FelCor considers FFO, EBITDA and Adjusted EBITDA to be supplemental measures of a REIT's performance and should be considered along with, but not as an alternative to, net income as a measure of FelCor's operating performance. FFO and EBITDA and Adjusted EBITDA reflect additional ways of viewing FelCor's operations that the Company believes when viewed with its GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting its business than could be obtained absent this disclosure. Management strongly encourages investors to review the Company's financial information in its entirety and not to rely on a single financial measure.

         The White Paper on Funds From Operations approved by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as net income or loss (computed in accordance with GAAP), excluding gains or losses from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. FelCor computes FFO in accordance with standards established by NAREIT. This may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than FelCor does.

         EBITDA is a commonly used measure of performance in many industries. FelCor defines EBITDA as net income or loss (computed in accordance with GAAP) plus interest, income taxes, depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnership and joint ventures are calculated to reflect EBITDA on the same basis.

         FelCor's management and Board of Directors use Adjusted EBITDA to evaluate the performance of its hotels and to facilitate comparisons between the Company and other lodging REITs, hotel owners who are not REITs and other capital intensive companies. FelCor adjusts EBITDA when evaluating its performance because management believes that the exclusion of certain additional recurring and non-recurring items described below provides useful supplemental information to investors regarding its ongoing operating performance and that the presentation of Adjusted EBITDA when combined with GAAP net income, EBITDA and FFO is beneficial to an investor's better understanding of its operating performance. FelCor adjusts EBITDA for the following items to derive Adjusted
EBITDA:

         - Gains and losses related to early extinguishment of debt and interest rate swaps - FelCor excludes gains and losses related to early extinguishment of debt and interest rate swaps because the Company believes that it represents an acceleration of interest expense or a reduction of interest expense and interest expense is excluded from EBITDA.

         - Gains or losses on disposition of assets - FelCor excludes the gains or losses on disposition of assets because the Company believes that including them in EBIDTA is not consistent with reflecting ongoing performance of its remaining assets. Additionally, the gain or loss on sale of depreciable assets represents either accelerated depreciation or too much depreciation in previous periods and depreciation is excluded from EBITDA.

         - Impairment losses - FelCor excludes the effect of impairment losses because the Company believes that including these in EBITDA is not consistent with reflecting the ongoing performance of its remaining assets. Additionally, the Company believes that impairment charges are similar to gains and losses on disposition.

         - Cumulative effect of a change in accounting principle - Infrequently, the Financial Accounting Standards Board promulgates new accounting standards that requires the consolidated statements of operations to reflect the cumulative effect of a change in accounting principle. FelCor excludes these one-time adjustments because they do not reflect actual performance of the Company for that period.

         FFO, EBITDA and Adjusted EBITDA should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. Neither should FFO, FFO per share, EBITDA or Adjusted EBITDA be considered as measures of FelCor's liquidity or indicative of funds available for our cash needs, including the Company's ability to make cash distributions. FFO per share does not measure, and should not be used as a measure of, amounts that accrue directly to the benefit of stockholders.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2004
--------------------------------------------------------------------------------
                      RECONCILIATION OF NET LOSS TO EBITDA
                                 (IN THOUSANDS)

                                                                   THREE MONTHS ENDED               NINE MONTHS ENDED
                                                                     SEPTEMBER 30,                    SEPTEMBER 30,
                                                                     -------------                    -------------
                                                                  2004            2003            2004             2003
                                                                  ----            ----            ----             ----
NET LOSS.......................................................  $(36,985)      $(125,917)      $ (89,357)       $(167,211)
   Depreciation from continuing operations.....................    30,074          31,476          88,445           95,009
   Depreciation from unconsolidated entities and
        discontinued operations................................     2,924           6,477           9,238           21,836
   Minority interest in FelCor Lodging LP......................    (2,222)         (7,015)         (5,707)         (10,065)
   Interest expense............................................    35,893          42,793         118,073          124,560
   Interest expense from unconsolidated entities and
        discontinued operations................................     1,170           1,362           3,895            6,419
   Amortization expense........................................       593             565           1,615            1,645
                                                                 --------      ----------       ---------        ---------
EBITDA.........................................................    31,447         (50,259)        126,202           72,193
   Charge off of deferred debt costs...........................     1,920               -           6,094            2,834
   Loss (gain) on early extinguishment of debt.................    10,987            (351)         39,233           (1,611)
   Gain on swap termination....................................         -               -          (1,005)               -
   Lease termination expense from asset disposition............         -               -           4,900                -
   Loss (gain) on sale of assets...............................    (3,058)            446          (2,116)             776
   Impairment..................................................    33,027         112,702          33,027          120,526
                                                                 --------      ----------       ---------        ---------
ADJUSTED EBITDA................................................   $74,323      $   62,538        $206,335         $194,718
                                                                 ========      ==========       =========        =========

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2004
--------------------------------------------------------------------------------
                        RECONCILIATION OF NET LOSS TO FFO
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                     THREE MONTHS ENDED SEPTEMBER 30,
                                                                     --------------------------------
                                                                2004                                  2003
                                                                ----                                  ----
                                                                         PER SHARE                              PER SHARE
                                                  DOLLARS      SHARES      AMOUNT       DOLLARS      SHARES      AMOUNT
                                                  -------      ------      ------       -------      ------      ------
NET LOSS........................................  $ (36,985)                            $(125,917)
   Preferred dividends..........................     (9,343)                               (6,727)
                                                  ---------                             ---------
NET LOSS APPLICABLE TO COMMON
     STOCKHOLDERS...............................  $ (46,328)    59,075     $(0.78)      $(132,644)     58,690    $(2.26)
   Depreciation from continuing operations......     30,074          -       0.51          31,476           -      0.54
   Depreciation from unconsolidated
      entities and discontinued operations......      2,924          -       0.05           6,477           -      0.11
   Loss (gain) on sale of assets................     (3,058)         -      (0.05)            446           -      0.01
   Minority interest in FelCor LP...............     (2,222)     2,903      (0.03)         (7,015)      3,161     (0.04)
                                                  ---------     ------     ------       ---------      ------    ------
FFO.............................................  $ (18,610)    61,978     $(0.30)      $(101,260)     61,851    $(1.64)
                                                  =========     ======     ======       =========      ======    ======

                                                                      NINE MONTHS ENDED SEPTEMBER 30,
                                                                      -------------------------------
                                                                2004                                  2003
                                                                ----                                  ----
                                                                         PER SHARE                              PER SHARE
                                                   DOLLARS     SHARES      AMOUNT       DOLLARS      SHARES      AMOUNT
                                                   -------     ------      ------       -------      ------      ------
NET LOSS.......................................   $ (89,357)                            $(167,211)
   Preferred dividends.........................     (25,039)                              (20,181)
                                                  ---------                            ----------
NET LOSS APPLICABLE TO COMMON
     STOCKHOLDERS..............................   $(114,396)    58,993     $(1.94)      $(187,392)     58,609      $(3.20)
   Depreciation from continuing operations.....      88,445          -       1.50          95,009           -        1.62
   Depreciation from unconsolidated
      entities and discontinued operations.....       9,238          -       0.16          21,836           -        0.37
   Loss (gain) on sale of assets...............      (2,116)         -      (0.04)            776           -        0.01
   Minority interest in FelCor LP..............      (5,707)     2,989      (0.08)        (10,065)      3,234       (0.09)
                                                  ---------     ------     ------      ----------      ------      ------
FFO............................................   $ (24,536)    61,982     $(0.40)     $  (79,836)     61,843      $(1.29)
                                                  =========     ======     ======      ==========      ======      ======

Consistent with SEC guidance, FFO has not been adjusted for the following amounts included in net loss (in thousands, except per share amounts):

                                                                      THREE MONTHS ENDED             NINE MONTHS ENDED
                                                                      ------------------             -----------------
                                                                         SEPTEMBER 30,                  SEPTEMBER 30
                                                                         -------------                  ------------
                                                                      2004           2003            2004         2003
                                                                      ----           ----            ----         ----
Charge off of deferred debt costs..................................  $  1,920     $        -       $  6,094    $    2,834
Loss (gain) on early extinguishment of debt........................    10,987           (351)        39,233        (1,611)
Gain on swap termination...........................................         -              -         (1,005)            -
Lease termination expense from asset disposition...................         -              -          4,900             -
Impairment.........................................................    33,027        112,702         33,027       120,526
                                                                    ---------     ----------       --------    ----------
                                                                      $45,934       $112,351        $82,249      $121,749
                                                                    =========     ==========       ========    ==========
Per share amounts.................................................. $    0.74     $     1.82       $   1.33    $     1.97
                                                                    =========     ==========       ========    ==========

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2004
--------------------------------------------------------------------------------
                   HOTEL OPERATING PROFIT AND OPERATING MARGIN
                             (DOLLARS IN THOUSANDS)

         Hotel operating profit and operating margin are commonly used non-GAAP measures of performance that we utilize to measure the relative performance of our individual hotels and groups of hotels and give investors a more complete understanding of the operating results directly related to our hotels. We believe that hotel operating profit and operating margin are useful to investors by providing greater transparency with respect to significant measures used by management in its financial and operational decision-making. Hotel operating profit and operating margin are calculated as follows:

                                                                      THREE MONTHS ENDED               NINE MONTHS ENDED
                                                                         SEPTEMBER 30,                   SEPTEMBER 30,
                                                                         -------------                   -------------
                                                                     2004            2003            2004            2003
                                                                     ----            ----            ----            ----
Total revenue......................................................   $304,975        $285,617       $906,963        $841,791
Retail space rental and other revenue..............................     (2,166)           (221)        (2,590)           (838)
                                                                     ---------        --------       --------        --------
Hotel revenue......................................................    302,809         285,396        904,373         840,953
Hotel operating expenses...........................................    243,064         230,818        722,854         668,958
                                                                     ---------        --------       --------        --------
Hotel operating profit.............................................  $  59,745        $ 54,578       $181,519        $171,995
                                                                     =========        ========       ========        ========
Operating margin...................................................      19.7%           19.1%         20.1%             20.5%

Corporate expenses.................................................      3,791           3,299         11,569           10,459
Corporate expenses as a percentage of total revenues...............       1.2%            1.2%          1.3%              1.2%

                       HOTEL OPERATING EXPENSE COMPOSITION
                             (DOLLARS IN THOUSANDS)

                                              THREE MONTHS ENDED SEPTEMBER 30,              NINE MONTHS ENDED SEPTEMBER 30,
                                              --------------------------------              -------------------------------
                                                 2004                 2003                     2004                   2003
                                                 ----                 ----                     ----                   ----
                                                      % OF                  % OF                     % OF                  % OF
                                                       HOTEL                 HOTEL                    HOTEL                 HOTEL
                                                      REVENUE               REVENUE                  REVENUE               REVENUE
Hotel departmental expenses:                          -------               -------                  -------               -------
   Room.................................     $ 66,787   22.1%    $  62,142    21.8%       $194,478     21.5%     $174,788    20.8%
   Food and beverage....................       34,551   11.4        32,258    11.3         105,455     11.7        96,737    11.5

   Other operating departments..........        7,993    2.6         6,893     2.4          24,045      2.6        20,415     2.4
                                             --------   ------    --------   ------       --------     ------    --------    ----
     Hotel departmental expense.........      109,331   36.1       101,293    35.5         323,978     35.8       291,940    34.7
                                             --------   ------    --------    ------      --------     ------    --------    ----
Other property related costs:
   Administrative and general...........       28,534    9.4        26,325     9.2          85,562      9.4        79,517     9.5
   Marketing and advertising............       25,452    8.4        24,616     8.6          77,854      8.6        71,894     8.5
   Repairs and maintenance..............       16,739    5.5        16,106     5.6          50,716      5.6        46,743     5.6
   Energy...............................       17,522    5.8        16,198     5.7          47,504      5.3        43,584     5.2
   Taxes, insurance and lease
        expense.........................       29,216    9.7        30,905    10.9          89,750      9.9        90,792    10.7
                                            ---------  -------   ---------    ------     ---------    -------   ---------    ----
    Total other property related costs..      117,463   38.8       114,150    40.0         351,386     38.8       332,530    39.5
Management and franchise fees...........       16,270    5.4        15,375     5.4          47,490      5.3        44,488     5.3
                                            ---------  -------   ---------   -------     ---------    -------    --------   -----
Hotel operating expenses................     $243,064   80.3%     $230,818    80.9%       $722,854     79.9%     $668,958    79.5%
                                             ========   =====     ========    =====       ========     =====     ========   =====

                                                                          THREE MONTHS                    NINE MONTHS
                                                                       ENDED SEPTEMBER 30,            ENDED SEPTEMBER 30,
                                                                       -------------------            -------------------
                                                                       2004           2003           2004            2003
                                                                       ----           ----           ----            ----
Supplemental information:
Compensation and benefits expense (included in hotel
   operating expenses)............................................    $  99,515     $  93,415         $296,629        $271,695
                                                                      =========     =========         ========        ========

Reconciliation of total operating expenses to hotel operating expenses:
Total operating expenses..........................................     $276,929       $265,593        $822,868        $774,426
   Corporate expenses.............................................       (3,791)        (3,299)        (11,569)        (10,459)
   Depreciation...................................................      (30,074)       (31,476)        (88,445)        (95,009)
                                                                      ---------      ---------       ---------       ---------
Hotel operating expenses..........................................     $243,064       $230,818        $722,854        $668,958
                                                                       ========       ========        ========        ========

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2004
--------------------------------------------------------------------------------

                                  DEBT SUMMARY
                             (DOLLARS IN THOUSANDS)

DEBT OUTSTANDING
----------------
                                        ENCUMBERED        INTEREST RATE AT            MATURITY         CONSOLIDATED
                                          HOTELS         SEPTEMBER 30, 2004             DATE               DEBT
                                          ------         ------------------             ----               ----
Promissory note                            none                  3.67%               June 2016         $         650
Senior unsecured term notes                none                  7.63                Oct. 2007               122,193
Senior unsecured term notes                none                 10.00                Sept. 2008               95,533
Senior unsecured term notes                none                  9.00                June 2011               298,346
Senior unsecured term notes                none                  5.84                June 2011               290,000
                                                                 ------                                  -----------
   Total unsecured debt                                          7.77                                        806,722
                                                                 ------                                  -----------
Mortgage debt                            15 hotels               5.27(b)           July 2009-2014            193,378
Mortgage debt                             1 hotel                7.23                Sept. 2005               10,753
Mortgage debt (a)                        10 hotels               4.13                 May 2006               145,536
Mortgage debt                            15 hotels               7.24                Nov. 2007               128,055
Mortgage debt                             1 hotel                4.84               August 2008               15,500
Mortgage debt                            7 hotels                7.54                April 2009               90,969
Mortgage debt                            6 hotels                7.55                June 2009                68,468
Mortgage debt                            8 hotels                8.70                 May 2010               176,200
Mortgage debt                            7 hotels                8.73                 May 2010               136,488
Mortgage debt                            8 hotels                7.48                April 2011               49,898
Other                                     1 hotel                9.17               August 2011                6,294
                                         ---------               ------                                  -----------
   Total secured debt                    79 hotels               6.91                                      1,021,539
                                         =========               ------                                  -----------
     Total                                                       7.29%                                    $1,828,261
                                                                 =====                                    ==========

(a)      This debt has two, one-year extension options.
(b) Represents the weighted average of fixed-to-floating interest rate swaps at six month LIBOR plus 211 basis points for $87 million and a fixed rate of 6.52% for $107 million.

Fixed interest rate debt to total debt                                     70.7%
Weighted average maturity of debt                                      5.4 years
Secured debt to total assets                                               29.8%

At September 30, 2004, future scheduled debt principal payments are as follows (in thousands):

                                                     SECURED            UNSECURED
                YEAR                                   DEBT               DEBT           TOTAL
                ----                                   ----               ----           -----
                2004                             $     5,782           $        -    $       5,782
                2005                                  31,718                    -           31,718
                2006                                 160,173(a)                 -          160,173
                2007                                 137,867              125,000          262,867
                2008                                  33,598               95,971          129,569
                2009 and thereafter                  652,766              590,650        1,243,416
                Premium/(discount)                      (365)              (4,899)          (5,264)
                                                  ----------             --------       ----------
                     Total debt                   $1,021,539             $806,722       $1,828,261
                                                  ==========             ========       ==========

(a) Included is a $146 million non-recourse mortgage loan maturing in 2006, that has two, one-year extension options.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2004
--------------------------------------------------------------------------------

                            DEBT SUMMARY (CONTINUED)

         At September 30, 2004, we had unconsolidated 50 percent investments in ventures that owned an aggregate of 20 hotels. These ventures had approximately $209 million of non-recourse mortgage debt, all of which is secured by hotel assets. Our pro rata share of this non-recourse debt is $104 million.

FINANCING TRANSACTIONS IN 2004:

         In March 2004, we elected to terminate our unsecured line of credit arrangement, which is expected to result in a 2004 cost savings of $0.4 million.

         In April 2004, we completed the sale of 4,600,000 shares of our $1.95 Series A Cumulative Convertible Preferred Stock. The shares were sold at a price of $23.79 per share, which included dividends of $0.51 per share accrued through April 5, 2004, resulting in net proceeds of approximately $105 million.

         In June 2004, we redeemed the full $175 million of our senior notes maturing in October 2004, and through September 30, 2004, we retired $504 million of our 9-1/2% senior notes maturing in 2008.

         In May 2004, we issued $175 million of Senior Floating Rate Debt maturing in 2011, at an interest rate of LIBOR plus 4.25% and in July we issued an additional $115 million of Senior Floating Debt under the same terms.

         In May 2004, we borrowed $169 million of our secured facility at an average interest rate of 5.01%. In July 2004, we received additional funding of $25 million on this facility.

         In August 2004, we completed the sale of 2,300,000 shares of our $1.95 Series A Cumulative Convertible Preferred Stock. The shares were sold at a price of $23.22 per share, which included accrued dividends of $0.28 per share through August 22, 2004, resulting in net proceeds of approximately $52 million.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2004
--------------------------------------------------------------------------------

                                 PORTFOLIO DATA

                  PORTFOLIO DISTRIBUTION AT SEPTEMBER 30, 2004
  (143 CONSOLIDATED HOTELS INCLUDED IN CONTINUING OPERATIONS, SAME STORE BASIS)

                                                                                  % OF           % OF 2003 HOTEL
BRAND                                      HOTELS              ROOMS          TOTAL ROOMS      OPERATING PROFIT(b)
-----                                      ------              -----          -----------      ----------------
Embassy Suites                                56              14,279               36%                 50%
Holiday Inn-branded                           39              12,769               32                  24
Sheraton-branded                              10               3,269                8                   9
Crowne Plaza                                  12               4,025               10                   6
Doubletree-branded                            10               2,206                6                   6
Other                                         16               3,432                8                   5

                                                                                  % OF           % OF 2003 HOTEL
TOP MARKETS                                HOTELS              ROOMS          TOTAL ROOMS       OPERATING PROFIT
-----------                                ------              -----          -----------       ----------------
Atlanta                                       12               3,514                9%                  8%
Dallas                                        13               3,789                9                   5
Los Angeles Area                               6               1,492                4                   5
Boca Raton/Ft. Lauderdale                      4               1,118                3                   4
New Orleans                                    2                 746                2                   4
San Francisco Bay Area                         8               2,690                7                   4
Orlando                                        6               2,219                6                   4
Minneapolis                                    4                 955                2                   3
San Diego                                      1                 600                2                   3
Phoenix                                        4               1,016                3                   3
Houston                                        8               1,969                5                   3
Chicago                                        4               1,239                3                   3
Philadelphia                                   3               1,174                3                   3

                                                                                  % OF           % OF 2003 HOTEL
TOP FOUR STATES                           HOTELS              ROOMS           TOTAL ROOMS       OPERATING PROFIT
---------------                           ------              -----           -----------       ----------------
California                                    19               5,593               14%                 16%
Texas                                         35               8,284               21                  14
Florida                                       16               5,343               13                  11
Georgia                                       14               3,868               10                   9

                                                                                  % OF           % OF 2003 HOTEL
LOCATION                                   HOTELS              ROOMS          TOTAL ROOMS       OPERATING PROFIT
--------                                   ------              -----          -----------       ----------------
Suburban                                      66              16,818               42%                 40%
Urban                                         31               9,628               24                  27
Airport                                       28               8,509               21                  21
Resort                                        11               3,605                9                  10
Highway                                        7               1,420                4                   2

                                                                                 % OF            % OF 2003 HOTEL
SEGMENT                                    HOTELS              ROOMS          TOTAL ROOMS       OPERATING PROFIT
-------                                    ------              -----          -----------       ----------------
Upscale all-suite                             69              17,145               43%                 58%
Full service                                  40              13,004               33                  24
Upscale                                       25               8,263               21                  17
Limited service                                9               1,568                3                   1

                                                                                 % OF            % OF 2003 HOTEL
                                           HOTELS              ROOMS          TOTAL ROOMS       OPERATING PROFIT
                                           ------              -----          -----------       ----------------
Core Hotels                                  127              35,734               89%                 96%
Non-Strategic Hotels(a)                       16               4,246               11                   4

(a) Excludes six hotels that met the "held for sale" accounting requirements, and were included in discontinued operations at September 30, 2004.
(b) Hotel operating profit is more fully described on page 12 of this supplement.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2004
--------------------------------------------------------------------------------

                     DETAILED OPERATING STATISTICS BY BRAND
 (143 CONSOLIDATED HOTELS INCLUDED IN CONTINUING OPERATIONS, SAME STORE BASIS)

                                                                       OCCUPANCY (%)
                                                                       -------------
                                       THREE MONTHS ENDED SEPTEMBER 30,               NINE MONTHS ENDED SEPTEMBER 30,
                                       --------------------------------               -------------------------------
                                      2004         2003     % VARIANCE                2004         2003     % VARIANCE
                                      ----         ----     ----------                ----         ----     ----------
Embassy Suites Hotels                 71.1         69.6           2.2                 70.9          68.5         3.4
Holiday Inn-branded hotels            68.1         66.5           2.3                 66.1          64.2         3.0
Sheraton-branded hotels               64.2         61.5           4.3                 64.8          60.3         7.5
Crowne Plaza hotels                   66.6         63.5           4.9                 64.5          61.2         5.3
Doubletree-branded hotels             66.3         68.2          (2.8)                68.3          67.0         1.9
Other hotels                          57.3         59.4          (3.5)                58.6          57.7         1.6
     Total hotels                     67.7         66.4           1.9                 67.0          64.7         3.5





                                                                          ADR ($)
                                                                          -------
                                       THREE MONTHS ENDED SEPTEMBER 30,               NINE MONTHS ENDED SEPTEMBER 30,
                                       --------------------------------               -------------------------------
                                      2004         2003     % VARIANCE                2004         2003     % VARIANCE
                                      ----         ----     ----------                ----         ----     ----------
Embassy Suites Hotels                115.84       113.65          1.9                117.56       116.27         1.1
Holiday Inn-branded hotels            80.54        79.39          1.5                 81.11        80.09         1.3
Sheraton-branded hotels               97.70        91.91          6.3                 97.36        94.79         2.7
Crowne Plaza hotels                   94.02        91.52          2.7                 93.22        93.23         0.0
Doubletree-branded hotels            102.75        96.92          6.0                103.90       101.17         2.7
Other hotels                          85.20        81.06          5.1                 84.04        81.16         3.5
     Total hotels                     98.00        95.45          2.7                 98.83        97.42         1.4





                                                                         REVPAR ($)
                                                                         ----------
                                       THREE MONTHS ENDED SEPTEMBER 30,               NINE MONTHS ENDED SEPTEMBER 30,
                                       --------------------------------               -------------------------------
                                      2004         2003     % VARIANCE                2004         2003     % VARIANCE
                                      ----         ----     ----------                ----         ----     ----------
Embassy Suites Hotels                82.35        79.07            4.1                83.30       79.66          4.6
Holiday Inn-branded hotels           54.82        52.81            3.8                53.64       51.45          4.3
Sheraton-branded hotels              62.70        56.56           10.9                63.05       57.12         10.4
Crowne Plaza hotels                  62.58        58.08            7.7                60.10       57.06          5.3
Doubletree-branded hotels            68.11        66.12            3.0                70.98       67.82          4.7
Other hotels                         48.81        48.15            1.4                49.29       46.83          5.3
     Total hotels                    66.30        63.36            4.6                66.24       63.06          5.0

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2004
--------------------------------------------------------------------------------

             DETAILED OPERATING STATISTICS FOR FELCOR'S TOP MARKETS
  (143 CONSOLIDATED HOTELS INCLUDED IN CONTINUING OPERATIONS, SAME STORE BASIS)

                                                                       OCCUPANCY (%)
                                                                       -------------
                                       THREE MONTHS ENDED SEPTEMBER 30,               NINE MONTHS ENDED SEPTEMBER 30,
                                       --------------------------------               -------------------------------
                                      2004         2003     % VARIANCE                2004         2003     % VARIANCE
                                      ----         ----     ----------                ----         ----     ----------
Atlanta                               73.1         69.9             4.5               68.9          66.7         3.4
Dallas                                48.0         47.2             1.8               50.6          47.9         5.7
Los Angeles Area                      71.2         72.7            (2.1)              70.2          71.5        (1.9)
Boca Raton/Ft. Lauderdale             75.9         65.5            15.8               79.9          73.4         8.9
New Orleans                           55.7         60.0            (7.2)              65.7          65.0         1.1
San Francisco Bay Area                73.1         71.7             1.9               67.5          65.7         2.7
Orlando                               78.5         69.3            13.3               77.9          69.8        11.6
Minneapolis                           77.8         75.1             3.6               70.0          66.3         5.5
San Diego                             83.8         88.2            (5.0)              84.5          81.1         4.2
Phoenix                               56.4         55.0             2.5               67.6          67.3         0.5
Houston                               61.5         66.1            (6.9)              67.6          65.6         3.0
Chicago                               73.2         75.3            (2.7)              70.6          68.7         2.7
Philadelphia                          71.5         65.7             8.8               66.9          61.8         8.1

                                                                          ADR ($)
                                                                          -------
                                       THREE MONTHS ENDED SEPTEMBER 30,               NINE MONTHS ENDED SEPTEMBER 30,
                                       --------------------------------               -------------------------------
                                      2004         2003     % VARIANCE                2004         2003     % VARIANCE
                                      ----         ----     ----------                ----         ----     ----------
Atlanta                               85.76        83.31            2.9               86.80        85.52         1.5
Dallas                                89.90        85.50            5.1               89.63        88.08         1.8
Los Angeles Area                     115.59       105.86            9.2              111.43       103.10         8.1
Boca Raton/Ft. Lauderdale             93.98        89.34            5.2              114.48       114.87        (0.3)
New Orleans                          101.44       106.25           (4.5)             133.29       131.24         1.6
San Francisco Bay Area               115.70       113.90            1.6              112.89       113.11        (0.2)
Orlando                               70.50        65.98            6.8               76.39        74.25         2.9
Minneapolis                          129.79       125.02            3.8              124.89       123.01         1.5
San Diego                            119.73       114.55            4.5              119.72       117.36         2.0
Phoenix                               84.84        80.18            5.8              104.53        98.33         6.3
Houston                               66.99        67.72           (1.1)              70.30        70.52        (0.3)
Chicago                              109.05       108.78            0.2              104.51       108.52        (3.7)
Philadelphia                         108.22       105.55            2.5              105.27       105.27         0.3

                                                                         REVPAR ($)
                                                                         ----------
                                        THREE MONTHS ENDED SEPTEMBER30,               NINE MONTHS ENDED SEPTEMBER 30,
                                        -------------------------------               -------------------------------
                                      2004         2003     % VARIANCE                2004         2003     % VARIANCE
                                      ----         ----     ----------                ----         ----     ----------
Atlanta                               62.67         58.26           7.6               59.85       57.03          5.0
Dallas                                43.19         40.33           7.1               45.34       42.18          7.5
Los Angeles Area                      82.28         76.99           6.9               78.17       73.71          6.1
Boca Raton/Ft. Lauderdale             71.33         58.54          21.9               91.52       84.35          8.5
New Orleans                           56.47         63.74         (11.4)              87.64       85.37          2.7
San Francisco Bay Area                84.54         81.68           3.5               76.15       74.33          2.4
Orlando                               55.33         45.71          21.0               59.52       51.83         14.8
Minneapolis                          100.93         93.86           7.5               87.38       81.58          7.1
San Diego                            100.38        101.07          (0.7)             101.18       95.18          6.3
Phoenix                               47.85         44.12           8.4               70.70       66.20          6.8
Houston                               41.22         44.76          (7.9)              47.53       46.29          2.7
Chicago                               79.84         81.90          (2.5)              73.82       74.60         (1.1)
Philadelphia                          77.40         69.35          11.6               70.57       65.08          8.4

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2004
--------------------------------------------------------------------------------

                          OTHER PERFORMANCE STATISTICS
  (CONSOLIDATED HOTELS INCLUDED IN CONTINUING OPERATIONS, FOR PERIOD PRESENTED)

VARIANCE TO PRIOR YEAR
----------------------

                                                    OCCUPANCY                 ADR                   REVPAR
                                                    % VARIANCE            % VARIANCE              % VARIANCE
                                                    ----------            ----------              ----------
2002:
First Quarter                                        (11.2)                   (7.8)                  (18.2)

Second Quarter                                        (5.1)                   (6.3)                  (11.1)

Third Quarter                                          2.4                    (4.8)                   (2.4)

Fourth Quarter                                         4.4                    (1.3)                    3.1

    Year 2002                                         (2.8)                   (5.5)                   (8.1)

2003:
First Quarter                                         (1.2)                   (4.1)                   (5.3)

Second Quarter                                        (3.0)                   (4.8)                   (7.6)

Third Quarter                                          0.3                    (2.7)                   (2.4)

Fourth Quarter                                         0.6                    (2.3)                   (1.7)

    Year 2003                                         (0.6)                   (3.8)                   (4.4)

2004:
January                                                3.4                    (1.2)                    2.2
February                                               2.3                    (1.3)                    0.9
March                                                  8.7                     0.2                     9.0

First Quarter 2004                                     5.2                    (0.7)                    4.4

April                                                  8.0                    (0.1)                    7.9
May                                                    5.0                     1.5                     6.6
June                                                   3.8                     3.5                     7.4

Second Quarter 2004                                    5.5                     1.7                     7.3

July                                                   2.3                     2.1                     4.4
August                                                (1.3)                    3.1                     1.8
September                                              5.1                     2.7                     8.0

Third Quarter 2004                                     1.9                     2.7                     4.6

October (through October 21, 2004)                     4.2                     3.2                     7.6

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2004

--------------------------------------------------------------------------------

                          HOTEL PORTFOLIO INFORMATION

PRO RATA SHARE OF ROOMS OWNED

                                                                        ROOM COUNT AT
                                                        HOTELS        SEPTEMBER 30, 2004
                                                       --------       ------------------
Consolidated hotels in continuing operations                143               39,980
Hotels held for sale                                          6                1,887
Unconsolidated hotel operations                               5                  761
                                                           ----             --------
Total hotels owned                                          154               42,628
   50% and 51% joint ventures                                28               (3,046)
   60% joint ventures                                         2                 (390)
   90% joint ventures                                         6                 (148)
   97% joint venture                                          1                  (10)
                                                                            --------
Total joint venture owned rooms                                               (3,594)
                                                                            --------
Pro rata share of rooms owned                                                 39,034
                                                                            ========

CAPITAL EXPENDITURES (DOLLARS IN THOUSANDS)

                                                    THREE MONTHS ENDED         NINE MONTHS ENDED           YEAR ENDED
                                                    SEPTEMBER 30, 2004         SEPTEMBER 30, 2004       DECEMBER 31, 2003
                                                    ------------------         ------------------       -----------------
Consolidated hotels:
   Improvements and additions to hotels               $ 26,872                    $  63,776                  $ 64,045
   % of total revenue                                     8.8%                         7.0%                      5.3%

Unconsolidated hotels (pro rata share):
   Improvements and additions to hotels               $  1,885                    $   4,033                  $  4,291
   % of total revenue                                     5.1%                         3.6%                      3.0%

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2004

--------------------------------------------------------------------------------
                           HOTEL PORTFOLIO INFORMATION

NON-STRATEGIC HOTELS

         At September 30, 2004, we included in continuing operations 16 hotels identified as non-strategic. The composition, by brand, of the 16 non-strategic hotels is as follows: Holiday Inn-branded (12), Doubletree branded (2) and Embassy Suites (2). These hotels are expected to be sold within the next 15 months depending on the individual hotel, market conditions, and other factors.

Operating statistics for our consolidated portfolio of 143 hotels included in continuing operations:

                                  THREE MONTHS ENDED SEPTEMBER 30,                  NINE MONTHS ENDED SEPTEMBER 30,
                                 -----------------------------------             --------------------------------------
                                 2004         2003        % VARIANCE             2004           2003         % VARIANCE
                                 ----         ----        ----------             ----           ----         ----------
CONSOLIDATED IN CONTINUING OPERATIONS (143 HOTELS)

Occupancy (%)                    67.7         66.4          1.9                  67.0           64.7           3.5
ADR ($)                          98.00        95.45         2.7                  98.83          97.42          1.4
RevPAR ($)                       66.30        63.36         4.6                  66.24          63.06          5.0

NON-STRATEGIC HOTELS (16 HOTELS)

Occupancy (%)                    62.8         61.3          2.5                  59.7           57.5           4.0
ADR ($)                          71.18        71.12         0.1                  70.46          71.11         (0.9)
RevPAR ($)                       44.73        43.59         2.6                  42.09          40.87          3.0

CORE HOTELS (127 HOTELS)

Occupancy (%)                    68.2         67.0          1.8                  67.9           65.6           3.5
ADR ($)                         100.93        98.09         2.9                 101.80         100.16          1.6
RevPAR ($)                       68.86        65.71         4.8                  69.10          65.69          5.2

For the nine months ended September 30, 2004, the operating margins for the Core Hotels were 31.7%, while the operating margins for the Non-Strategic Hotels were 21.3%.

PORTFOLIO CHANGES IN 2004

ACQUISITIONS:

- In March 2004, we purchased the 132-room Santa Monica Holiday Inn for $27 million. This hotel has a premier location across from the Santa Monica Pier and the Santa Monica beaches and will continue to be operated as a full service upscale hotel. This hotel is classified as an upscale hotel by STR because of the high room rates charged in this market.

HOTEL SALES:

                                                                                                    Total Gross Sales
                                                                          Date                      Price Per Quarter
                              Property                                    Sold          Rooms         (in millions)
                              --------                                    ----          -----         -------------
Hotels sold during three months ended March 31, 2004:

   Plano Holiday Inn................................................    Feb 2004        160
   Jackson (Downtown) Crowne Plaza..................................    Feb 2004        354
   Omaha (Southwest) Hampton Inn....................................    Mar 2004        131
   Houston (Medical Center) Crowne Plaza............................    Mar 2004        297
                                                                                        ---
      Total Sales in First Quarter 2004                                                 942           $  30


Hotels sold during three months ended June 30, 2004:

   St. Louis - Westport - Holiday Inn...............................    Apr 2004        316
   Odessa Holiday Inn Express & Suites..............................    Apr 2004        186
   Odessa - Centre Holiday Inn & Suites.............................    Apr 2004        245
                                                                                        ---
      Total Sales in Second Quarter 2004                                                747           $  12

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2004
--------------------------------------------------------------------------------
                           HOTEL PORTFOLIO INFORMATION

                                                                                                   Total Gross Sales
                                                                          Date                     Price Per Quarter
                              Property                                    Sold          Rooms        (in millions)
                              --------                                    ----          -----        -------------
Hotels sold during three months ended September 30, 2004:
   Beaumont - I-10 (Midtown) Holiday Inn............................    Jul 2004         190
   Midland - Country Villa Holiday Inn..............................    Aug 2004         250
   Avon - Beaver Creek Lodge (Independent)..........................    Aug 2004          72
   Omaha - Southwest Holiday Inn Express & Suites...................    Aug 2004          78
   Albuquerque - Mountain View (at I-40 & I-25) Holiday Inn.........    Sep 2004         360
                                                                                       -----
      Total Sales in Third Quarter 2004                                                  950          $  28


Hotels sold to date during the three months ended December 31, 2004:

   Dallas - DFW International Airport - North Harvey Hotel..........    Oct 2004         506
   Omaha Homewood Suites............................................    Oct 2004         107
   Dallas - North Dallas Addison (Near the Galleria)
     Crowne Plaza...................................................    Oct 2004         429
                                                                                       -----
      Total Sales in Fourth Quarter-to-Date in 2004                                    1,042          $  57
                                                                                       -----          -----

      TOTAL SALES YEAR-TO-DATE IN 2004                                                 3,681          $ 127
                                                                                       =====          =====

OTHER DISPOSITION:

- On June 30, 2004, we transferred our leasehold interest in the San Francisco Holiday Inn Select Downtown & Spa to the lessor as part of the settlement of a dispute with the lessor.

PORTFOLIO CHANGES IN 2003

DISPOSITIONS:

- Through December 31, 2003, we sold or otherwise disposed of 16 non-strategic hotels. Disposition proceeds from the 16 non-strategic hotels and two parking garages sold during 2003 totaled approximately $125 million.

CONVERSIONS:

- In March, we converted an independent, all-suite hotel in Dallas to a Staybridge Suites hotel.
- In April, we completed the conversion of the 385-room Hilton Myrtle Beach Resort, following a $15 million renovation of the former
      Wyndham-affiliated property.

OTHER:

- In June 2003, we began consolidating the operations of eight hotels that had previously been accounted for by the equity method.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2004
--------------------------------------------------------------------------------

                             HOTEL PORTFOLIO LISTING
                           (AS OF SEPTEMBER 30, 2004)

                                                           STATE   ROOMS    % OWNED(A)     BRAND
                                                           -----   -----    ----------     -----
CONSOLIDATED CONTINUING OPERATIONS
----------------------------------

Birmingham(b)                                               AL      242                 Embassy Suites
Montgomery - East I-85(b)                                   AL      210                 Holiday Inn
Phoenix - Biltmore(b)                                       AZ      232                 Embassy Suites
Phoenix Crescent Hotel(b)                                   AZ      342                 Sheraton
Phoenix Scottsdale/Downtown(b)                              AZ      218        51%      Fairfield Inn
Phoenix Tempe(b)                                            AZ      224                 Embassy Suites
Dana Point - Doheny Beach                                   CA      195                 Doubletree Guest Suites
Irvine - Orange County Airport (Newport Beach)              CA      335                 Crowne Plaza
Los Angeles - Anaheim (Located near
   Disneyland Park)(b)                                      CA      222                 Embassy Suites
Los Angeles - Covina/I-10(b)                                CA      259        50%      Embassy Suites
Los Angeles - El Segundo - International Airport -
   South                                                    CA      349        97%      Embassy Suites
Milpitas - Silicon Valley(b)                                CA      266                 Embassy Suites
Milpitas - San Jose-North (Milpitas - Silicon Valley)       CA      305                 Crowne Plaza
Napa Valley(b)                                              CA      205                 Embassy Suites
Oxnard - Mandalay Beach Resort & Conference
   Center(b)                                                CA      248                 Embassy Suites
Palm Desert - Palm Desert Resort(b)                         CA      198                 Embassy Suites
Pleasanton (San Ramon Area)                                 CA      244                 Crowne Plaza
San Diego - On the Bay                                      CA      600                 Holiday Inn
San Francisco - Burlingame Airport                          CA      340                 Embassy Suites
San Francisco - South San Francisco Airport(b)              CA      312                 Embassy Suites
San Francisco - Fisherman's Wharf                           CA      585                 Holiday Inn
San Francisco - Union Square                                CA      403                 Crowne Plaza
San Rafael - Marin County/Conference Center(b)              CA      235        50%      Embassy Suites
Santa Barbara - Goleta(b)                                   CA      160                 Holiday Inn
Santa Monica - Beach at the Pier                            CA      132                 Holiday Inn
Denver - Aurora(b)                                          CO      248        90%      Doubletree
Stamford                                                    CT      380                 Holiday Inn Select
Wilmington(b)                                               DE      244        90%      Doubletree
Boca Raton(b)                                               FL      263                 Embassy Suites
Cocoa Beach - Oceanfront                                    FL      500                 Holiday Inn
Deerfield Beach - Boca Raton/Deerfield Beach
   Resort(b)                                                FL      244                 Embassy Suites
Ft. Lauderdale - 17th Street(b)                             FL      358                 Embassy Suites
Ft. Lauderdale - Cypress Creek(b)                           FL      253                 Sheraton Suites
Jacksonville - Baymeadows(b)                                FL      277                 Embassy Suites
Miami - International Airport(b)                            FL      316                 Embassy Suites
Miami - International Airport (LeJeune Center)              FL      304                 Crowne Plaza
Orlando - International Airport(b)                          FL      288                 Holiday Inn Select
Orlando - International Drive - Resort(b)                   FL      651                 Holiday Inn
Orlando - International Drive South/Convention
    Center(b)                                               FL     244                  Embassy Suites
Orlando -  Nikki Bird (Maingate - Walt Disney
   World Area)                                              FL     530                  Holiday Inn

--------------------------------------------------------------------------------

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2004
--------------------------------------------------------------------------------

                             HOTEL PORTFOLIO LISTING
                           (AS OF SEPTEMBER 30, 2004)

                                                          STATE    ROOMS    % OWNED(A)      BRAND
                                                          -----    -----    ----------      -----
 Orlando -  (North)                                         FL      277                  Embassy Suites
 Orlando - Walt Disney World Resort(b)                      FL      229                  Doubletree Guest Suites
 Tampa - Busch Gardens                                      FL      406                  Holiday Inn
 Tampa -  On Tampa Bay(b)                                   FL      203                  Doubletree Guest Suites
 Atlanta - Airport(b)                                       GA      378                  Crowne Plaza
 Atlanta - Airport(b)                                       GA      233                  Embassy Suites
 Atlanta - Airport-North(b)                                 GA      493                  Holiday Inn
 Atlanta - Buckhead(b)                                      GA      317                  Embassy Suites
 Atlanta - Downtown(b)                                      GA      211         51%      Courtyard by Marriott
 Atlanta - Downtown(b)                                      GA      242         51%      Fairfield Inn
 Atlanta - Galleria(b)                                      GA      278                  Sheraton Suites
 Atlanta - Gateway - Atlanta Airport                        GA      395                  Sheraton
 Atlanta - Perimeter - Dunwoody(b)                          GA      250                  Holiday Inn Select
 Atlanta - Perimeter Center(b)                              GA      241         50%      Embassy Suites
 Atlanta - Powers Ferry(b)                                  GA      296                  Crowne Plaza
 Atlanta - South (I-75 & US 41) (b)                         GA      180                  Holiday Inn
 Brunswick(b)                                               GA      130                  Embassy Suites
 Columbus - North (I-185 at Peachtree Mall)                 GA      224                  Holiday Inn
 Davenport                                                  IA      288                  Holiday Inn
 Chicago - The Allerton                                     IL      443                  Crowne Plaza
 Chicago - Lombard/Oak Brook(b)                             IL      262         50%      Embassy Suites
 Chicago - Northshore/Deerfield (Northbrook) (b)            IL      237                  Embassy Suites
 Chicago O'Hare Airport(b)                                  IL      297                  Sheraton Suites
 Moline - Airport                                           IL      216                  Holiday Inn
 Moline - Airport Area                                      IL      110                  Holiday Inn Express
 Indianapolis - North(b)                                    IN      221         50%      Embassy Suites
 Kansas City - Overland Park(b)                             KS      199         50%      Embassy Suites
 Lexington(b)                                               KY      155                  Sheraton Suites
 Lexington - Lexington Green(b)                             KY      174                  Hilton Suites
 Baton Rouge(b)                                             LA      223                  Embassy Suites
 New Orleans(b)                                             LA      372                  Embassy Suites
 New Orleans - French Quarter(b)                            LA      374                  Holiday Inn
 Boston - Government Center                                 MA      303                  Holiday Inn Select
 Boston - Marlborough(b)                                    MA      229                  Embassy Suites
 Baltimore - BWI Airport(b)                                 MD      251         90%      Embassy Suites
 Troy - North (Auburn Hills) (b)                            MI      251         90%      Embassy Suites
 Bloomington(b)                                             MN      219                  Embassy Suites
 Minneapolis - Airport(b)                                   MN      310                  Embassy Suites
 Minneapolis - Downtown                                     MN      216                  Embassy Suites
 St. Paul - Downtown(b)                                     MN      210                  Embassy Suites
 Kansas City - NE I-435 North (At Worlds of Fun)(b)         MO      165                  Holiday Inn
 Kansas City - Plaza(b)                                     MO      266         50%      Embassy Suites
 St. Louis - Downtown(b)                                    MO      297                  Embassy Suites
 Jackson - North                                            MS      222                  Holiday Inn & Suites
 Olive Branch Whispering Woods Hotel and
      Conference Center                                     MS      181                  Independent
 Charlotte(b)                                               NC      274         50%      Embassy Suites
 Charlotte SouthPark                                        NC      208                  Doubletree Guest Suites

--------------------------------------------------------------------------------

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2004
--------------------------------------------------------------------------------

                             HOTEL PORTFOLIO LISTING
                           (AS OF SEPTEMBER 30, 2004)

                                                           STATE   ROOMS    % OWNED(A)     BRAND
                                                           -----   -----    ----------     -----
Raleigh(b)                                                  NC      203                 Doubletree Guest Suites
Raleigh - Crabtree(b)                                       NC      225        50%      Embassy Suites
Omaha - Central                                             NE      187                 Doubletree Guest Suites
Omaha - Central                                             NE      129                 Hampton Inn
Omaha - Central (I-80)                                      NE      383                 Holiday Inn
Omaha - Old Mill(b)                                         NE      223                 Crowne Plaza
Parsippany(b)                                               NJ      274        50%      Embassy Suites
Piscataway - Somerset(b)                                    NJ      224                 Embassy Suites
Secaucus - Meadowlands(b)                                   NJ      261        50%      Embassy Suites
Cleveland - Downtown                                        OH      268                 Embassy Suites
Tulsa - I-44(b)                                             OK      244                 Embassy Suites
Philadelphia - Center City                                  PA      445                 Crowne Plaza
Philadelphia - Historic District(b)                         PA      364                 Holiday Inn
Philadelphia - Society Hill(b)                              PA      365                 Sheraton
Pittsburgh - At University Center (Oakland)(b)              PA      251                 Holiday Inn Select
Charleston - Mills House (Historic Downtown)(b)             SC      214                 Holiday Inn
Myrtle Beach - At Kingston Plantation                       SC      255                 Embassy Suites
Myrtle Beach Resort                                         SC      385                 Hilton
Knoxville - Central At Papermill Road(b)                    TN      240                 Holiday Inn
Nashville - Airport/Opryland Area                           TN      296                 Embassy Suites
Nashville - Opryland/Airport (Briley Parkway)               TN      382                 Holiday Inn Select
Amarillo - I-40                                             TX      248                 Holiday Inn
Austin(b)                                                   TX      189        90%      Doubletree Guest Suites
Austin - North(b)                                           TX      260        50%      Embassy Suites
Austin - Town Lake (Downtown Area)(b)                       TX      320                 Holiday Inn
Corpus Christi(b)                                           TX      150                 Embassy Suites
Dallas                                                      TX      295                 Crowne Plaza Suites
Dallas - At Campbell Centre                                 TX      300        90%      Doubletree
Dallas - Dallas Park Central                                TX      114                 Staybridge Suites
Dallas - DFW International Airport-North(b)                 TX      164                 Harvey Suites
Dallas - DFW International Airport-South(b)                 TX      305                 Embassy Suites
Dallas - Love Field(b)                                      TX      248                 Embassy Suites
Dallas - Market Center(b)                                   TX      354                 Crowne Plaza
Dallas - Market Center(b)                                   TX      244                 Embassy Suites
Dallas - Park Central                                       TX      438        60%      Sheraton
Dallas - Park Central                                       TX      536        60%      Westin
Dallas - Park Central Area(b)                               TX      279                 Embassy Suites
Dallas - Regal Row(b)                                       TX      203        51%      Fairfield Inn
Dallas - West End/Convention Center                         TX      309                 Hampton Inn
Houston - Greenway Plaza Area(b)                            TX      355                 Holiday Inn Select
Houston - I-10 East(b)                                      TX      160        51%      Fairfield Inn
Houston - I-10 East(b)                                      TX       90        51%      Hampton Inn
Houston - I-10 West & Hwy. 6 (Park 10 Area)                 TX      349                 Holiday Inn Select
Houston - Intercontinental Airport(b)                       TX      415                 Holiday Inn
Houston - Medical Center(b)                                 TX      284                 Holiday Inn & Suites
Houston - Near the Galleria(b)                              TX      209        51%      Courtyard by Marriott
Houston - Near the Galleria(b)                              TX      107        51%      Fairfield Inn

--------------------------------------------------------------------------------

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2004
--------------------------------------------------------------------------------

                             HOTEL PORTFOLIO LISTING
                           (AS OF SEPTEMBER 30, 2004)

                                                          STATE    ROOMS    % OWNED(A)     BRAND
                                                          -----    -----    ----------     -----
San Antonio - Downtown (Market Square)                     TX       315                 Holiday Inn
San Antonio - International Airport(b)                     TX       261        50%      Embassy Suites
San Antonio - International Airport(b)                     TX       397                 Holiday Inn Select
San Antonio - N.W. I-10(b)                                 TX       216        50%      Embassy Suites
Waco - I-35                                                TX       170                 Holiday Inn
Burlington Hotel & Conference Center(b)                    VT       309                 Sheraton
Vienna - At Tysons Corner(b)                               VA       437        50%      Sheraton

Canada

Toronto - Airport                                        Ontario    445                 Holiday Inn Select
Toronto - Yorkdale                                       Ontario    370                 Holiday Inn

HOTELS INCLUDED IN DISCONTINUED OPERATIONS

Hartford - Downtown                                        CT       350                 Crowne Plaza
Omaha(c)                                                   NE       107                 Homewood Suites
Secaucus - Meadowlands                                     NJ       304                 Crowne Plaza
Dallas - DFW International Airport-North(c)                TX       506                 Harvey Hotel
Dallas - North Dallas Addison (Near the Galleria)(c)       TX       429                 Crowne Plaza
Salt Lake City - Airport                                   UT       191                 Holiday Inn

UNCONSOLIDATED OPERATIONS

Hays(b)                                                    KS        114       50%      Hampton Inn
Hays(b)                                                    KS        191       50%      Holiday Inn
Salina(b)                                                  KS        192       50%      Holiday Inn
Salina - I-70(b)                                           KS         93       50%      Holiday Inn Express & Suites
New Orleans - Chateau LeMoyne (In French
   Quarter/Historic Area)(b)                               LA        171       50%      Holiday Inn

--------------------------------------------------------------------------------

(a)   We own 100% of the real estate interests unless otherwise noted.
(b)   This hotel is encumbered by mortgage debt or capital lease obligation.
(c)   This hotel was sold subsequent to September 30, 2004.